Newell Rubbermaid Updates Segment Reporting

Newell Rubbermaid Inc. announced that it has updated its segment reporting to reflect the intended sale of its Curver business, which is now reported as discontinued operations. As previously announced January 13, 2005, the company entered into an agreement for the intended sale of Curver, subject to satisfaction of customary closing conditions.

The segment reporting schedules and quarterly income statements which reflect discontinued operations for 2003 and 2004 are attached and can also be found on the investor relations portion of the company's web site at www.newellrubbermaid.com.

EXHIBIT 99.1

Newell Rubbermaid, Inc.
Quarterly Segment Sales and Operating Income
2003-2004

2004	Q1					Q2					Q3					Q4					Full Year
				Ex.					Ex.					Ex.					Ex.					Ex.
		Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges
	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin

Cleaning & Organization	$405.9	$17.4	3.4	$20.8	5.1%	$434.9	$13.4	5.4	$18.8	4.3%	$417.7	$28.5	—	$28.5	6.8%	$447.9	$41.6	—	$41.6	9.3%	1,706.3	101.1	8.8	109.9	6.4%
Office Products	332.8	31.8	—	31.8	9.6%	489.2	95.5	0.3	95.8	19.6%	424.3	61.5	—	61.5	14.5%	439.9	73.2	—	73.2	16.6%	1,686.2	261.9	0.3	262.3	15.6%
Tools & Hardware	274.3	43.0	—	43.0	15.7%	300.3	43.5	3.1	46.6	15.5%	300.6	45.1	—	45.1	15.0%	343.5	50.1	—	50.1	14.6%	1,218.7	181.8	3.1	184.8	15.2%
Home Fashions	226.8	3.9	0.6	4.5	2.0%	224.2	5.2	4.1	9.3	4.1%	228.1	15.9	—	15.9	7.0%	227.7	8.1	—	8.1	3.6%	906.8	33.0	4.8	37.8	4.2%
Other	251.0	15.9	—	15.9	6.3%	253.4	15.0	0.2	15.2	6.0%	262.9	24.7	—	24.7	9.4%	311.3	37.0	—	37.0	11.9%	1,078.6	92.6	0.2	92.8	8.6%
Corporate	—	(7.4)	—	(7.4)		—	(9.7)	—	(9.7)		—	(10.2)	—	(10.2)		—	(12.0)	—	(12.0)		—	(39.4)	—	(39.4)
Impairment		—		—			(25.1)	25.1	—			(270.0)	270.0	—			—		—		—	(295.0)	295.0	—
Restructuring		(21.6)	21.6	—			(25.2)	25.2	—			(0.4)	0.4	—			(4.2)	4.2	—		—	(51.4)	51.4	—

Continuing Operations	1,490.8	83.0	25.6	108.6	7.3%	1,702.0	112.6	63.4	176.0	10.3%	1,633.6	(104.9)	270.4	165.5	10.1%	1,770.3	193.8	4.2	198.0	11.2%	6,596.6	284.6	363.6	648.2	9.8%
Discontinued Operations-Curver	41.5	(6.4)	1.3	(5.1)	(12.3%)	33.8	(4.8)	0.2	(4.6)	(13.6%)	38.2	(77.8)	78.5	0.7	1.8%	38.2	(0.8)	—	(0.8)	(2.1%)	151.8	(90.0)	79.9	(10.1)	(6.7%)

Total	1,532.3	76.6	26.9	103.4	6.7%	1,735.8	107.8	63.5	171.3	9.9%	1,671.8	(182.7)	348.9	166.2	9.9%	1,808.5	193.0	4.2	197.2	10.9%	6,748.4	194.6	443.5	638.1	9.5%

2003	Q1					Q2					Q3					Q4					Full Year
				Ex.					Ex.					Ex.					Ex.					Ex.
		Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges
	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin

Cleaning & Organization	$435.1	$41.5	0.4	$42.0	9.7%	$472.4	$23.1	0.0	$23.1	4.9%	$469.9	$35.0	0.4	$35.4	7.5%	$471.2	$4.2	1.4	$5.5	1.2%	1,848.5	103.7	2.3	106.0	5.7%
Office Products	322.3	47.1	0.9	48.0	14.9%	507.8	114.8	0.1	114.9	22.6%	428.7	69.9	0.1	70.0	16.3%	422.4	77.8	1.3	79.1	18.7%	1,681.2	309.6	2.4	312.0	18.6%
Tools & Hardware	265.6	35.4	1.5	36.9	13.9%	294.6	47.7	0.6	48.3	16.4%	299.3	53.4	0.3	53.7	17.9%	340.2	42.8	(0.2)	42.6	12.5%	1,199.7	179.3	2.2	181.5	15.1%
Home Fashions	219.6	4.7	1.3	6.0	2.7%	227.8	7.9	0.7	8.6	3.8%	223.5	17.5	0.6	18.1	8.1%	230.1	14.3	4.4	18.7	8.1%	901.0	44.4	7.0	51.4	5.7%
Other	262.6	23.0	0.4	23.4	8.9%	252.7	20.3	0.0	20.3	8.0%	263.2	31.2	(0.2)	31.0	11.8%	324.9	46.2	1.4	47.6	14.7%	1,103.4	120.7	1.6	122.3	11.1%
Corporate	—	(7.2)	—	(7.2)		—	(6.3)	—	(6.3)		—	(10.9)	—	(10.9)		—	(5.9)	—	(5.9)		—	(30.3)	—	(30.3)
Impairment		—	—	—			—	—	—				—	—			(34.5)	34.5	—		—	(34.5)	34.5	—
Restructuring		(23.9)	23.9	—			(53.1)	53.1	—			(41.8)	41.8	—			(74.6)	74.6	—		—	(193.5)	193.5	—

Continuing Operations	1,505.2	120.6	28.4	149.0	9.9%	1,755.3	154.4	54.6	209.0	11.9%	1,684.6	154.3	43.0	197.3	11.7%	1,788.8	70.2	117.5	187.7	10.5%	6,733.8	499.3	243.6	742.9	11.0%
Discontinued Operations-Curver	42.4	(2.0)	0.5	(1.5)	(3.5%)	40.0	(1.8)	(0.1)	(1.9)	(4.8%)	44.5	6.5	(9.7)	(3.2)	(7.2%)	38.2	(5.0)	(1.5)	(6.5)	(17.0%)	165.2	(2.1)	(10.8)	(12.9)	(7.8%)

Total	1,547.6	118.6	28.9	147.5	9.5%	1,795.3	152.6	54.5	207.1	11.5%	1,729.1	160.7	33.5	194.2	11.2%	1,827.0	65.2	116.0	181.2	9.9%	6,899.0	497.2	232.8	730.0	10.6%

(1) Charges are primarily related to restructuring, asset impairment, product lines exits, acquisitions and divestitures

Newell Rubbermaid, Inc.
Quarterly Income Statement

2004	Q1			Q2			Q3			Q4			Full Year
		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding
	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges

Net Sales	1,490.8	—	1,490.8	1,702.0	—	1,702.0	1,633.6	—	1,633.6	1,770.3	—	1,770.3	6,596.6	—	6,596.6
GROSS MARGIN	404.4	3.9	408.3	483.0	11.6	494.6	464.6	—	464.6	515.5	—	515.5	1,867.4	15.6	1,883.0
SG&A	(299.8)	0.1	(299.7)	(320.1)	1.5	(318.6)	(299.1)	—	(299.1)	(317.5)	—	(317.5)	(1,236.4)	1.6	(1,234.8)
Impairment	—	—	—	(25.1)	25.1	—	(270.0)	270.0	—	—	—	—	(295.0)	295.0	—
Restructuring	(21.6)	21.6	—	(25.2)	25.2	—	(0.4)	0.4	—	(4.2)	4.2	—	(51.4)	51.4	—
OPERATING INCOME	83.0	25.6	108.6	112.6	63.4	176.0	(104.9)	270.4	165.5	193.8	4.2	198.0	284.6	363.6	648.2
Non Operating Expense	(33.2)	—	(33.2)	(31.2)	—	(31.2)	(29.1)	—	(29.1)	(22.6)	—	(22.6)	(116.1)	—	(116.1)
Income Taxes	(16.2)	(8.5)	(24.7)	(18.2)	(17.5)	(35.7)	(23.0)	(16.1)	(39.1)	(46.6)	(1.3)	(47.9)	(104.0)	(43.3)	(147.3)

Income from Continuing Operations	33.6	17.1	50.7	63.2	45.9	109.1	(157.0)	254.3	97.3	124.6	2.9	127.5	64.5	320.3	384.8

Discontinued Operations-Curver	0.6	(0.6)	—	(5.6)	5.6	—	(78.0)	78.0	—	(0.5)	0.5	—	(83.6)	83.6	—
Discontinued Operations-Other	(109.1)	109.1	—	3.4	(3.4)	—	8.6	(8.6)	—	—	—	—	(97.0)	97.0	—

	(108.5)	108.5	—	(2.2)	2.2	—	(69.4)	69.4	—	(0.5)	0.5	—	(180.6)	180.6	—

NET (LOSS) INCOME	(74.9)	125.6	50.7	61.0	48.1	109.1	(226.4)	323.7	97.3	124.1	3.4	127.5	(116.1)	500.9	384.8

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.12	$0.06	$0.18	$0.23	$0.17	$0.40	$(0.57)	$0.93	$0.35	$0.45	$0.01	$0.46	$0.24	$1.17	$1.40
Diluted	$0.12	$0.06	$0.18	$0.23	$0.17	$0.40	$(0.57)	$0.93	$0.35	$0.45	$0.01	$0.46	$0.24	$1.17	$1.40

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.40)	$0.40	$—	$(0.01)	$0.01	$—	$(0.25)	$0.25	$—	$(0.00)	$0.00	$—	$(0.66)	$0.66	$—
Diluted	$(0.40)	$0.40	$—	$(0.01)	$0.01	$—	$(0.25)	$0.25	$—	$(0.00)	$0.00	$—	$(0.66)	$0.66	$—

(LOSS) EARNINGS PER SHARE:
Basic	$(0.27)	$0.46	$0.18	$0.22	$0.18	$0.40	$(0.83)	$1.18	$0.35	$0.45	$0.01	$0.46	$(0.42)	$1.83	$1.40
Diluted	$(0.27)	$0.46	$0.18	$0.22	$0.18	$0.40	$(0.83)	$1.18	$0.35	$0.45	$0.01	$0.46	$(0.42)	$1.83	$1.40

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.5	274.5	274.5	274.5	274.5	274.5	274.4	274.4	274.4	283.5	283.5	283.5	274.4	274.4	274.4

(1) Charges are primarily related to restructuring, asset impairment, product lines exits, acquisitions and divestitures

Newell Rubbermaid, Inc.
Quarterly Income Statement

2003	Q1			Q2			Q3			Q4			Full Year
		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding
	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges

Net Sales	1,505.2	—	1,505.2	1,755.3	—	1,755.3	1,684.6	—	1,684.6	1,788.8	—	1,788.8	6,733.8	—	6,733.8
GROSS MARGIN	424.1	4.1	428.2	522.1	1.4	523.5	481.6	1.2	482.8	488.0	7.1	495.1	1,915.8	13.8	1,929.6
SG&A	(279.6)	0.3	(279.3)	(314.6)	0.1	(314.5)	(285.5)	—	(285.5)	(308.7)	1.3	(307.4)	(1,188.5)	1.8	(1,186.7)
Impairment	—	—	—	—	—	—	—	—	—	(34.5)	34.5	—	(34.5)	34.5	—
Restructuring	(23.9)	23.9	—	(53.1)	53.1	—	(41.8)	41.8	—	(74.6)	74.6	—	(193.5)	193.5	—
OPERATING INCOME	120.6	28.4	149.0	154.4	54.6	209.0	154.3	43.0	197.3	70.2	117.5	187.7	499.3	243.6	742.9
Non Operating Expense	(57.4)	21.1	(36.3)	(31.3)	—	(31.3)	(34.7)	—	(34.7)	(36.6)	9.2	(27.4)	(159.9)	30.3	(129.6)
Income Taxes	(20.0)	(16.2)	(36.2)	(39.5)	(17.7)	(57.2)	(37.3)	(14.1)	(51.4)	(23.6)	(25.8)	(49.4)	(120.3)	(73.9)	(194.2)

Income from Continuing Operations	43.2	33.3	76.5	83.6	36.9	120.5	82.3	28.9	111.2	10.0	100.9	110.9	219.1	200.0	419.1

Discontinued Operations-Curver	(1.8)	1.8	—	(1.6)	1.6	—	3.2	(3.2)	—	(5.6)	5.6	—	(5.9)	5.9	—
Discontinued Operations-Other	(25.4)	25.4	—	(8.2)	8.2	—	(10.3)	10.3	—	(216.0)	216.0	—	(259.8)	259.8	—

	(27.2)	27.2	—	(9.8)	9.8	—	(7.1)	7.1	—	(221.6)	221.6	—	(265.7)	265.7	—

NET INCOME (LOSS)	16.0	60.5	76.5	73.8	46.7	120.5	75.2	36.0	111.2	(211.6)	322.5	110.9	(46.6)	465.7	419.1

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.16	$0.12	$0.28	$0.30	$0.13	$0.44	$0.30	$0.11	$0.41	$0.04	$0.37	$0.40	$0.80	$0.73	$1.53
Diluted	$0.16	$0.12	$0.28	$0.30	$0.13	$0.44	$0.30	$0.11	$0.41	$0.04	$0.37	$0.40	$0.80	$0.73	$1.53

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.10)	$0.10	$—	$(0.04)	$0.04	$—	$(0.03)	$0.03	$—	$(0.81)	$0.81	$—	$(0.97)	$0.97	$—
Diluted	$(0.10)	$0.10	$—	$(0.04)	$0.04	$—	$(0.03)	$0.03	$—	$(0.81)	$0.81	$—	$(0.97)	$0.97	$—

EARNINGS (LOSS) PER SHARE:
Basic	$0.06	$0.22	$0.28	$0.27	$0.17	$0.44	$0.27	$0.13	$0.41	$(0.77)	$1.18	$0.40	$(0.17)	$1.70	$1.53
Diluted	$0.06	$0.22	$0.28	$0.27	$0.17	$0.44	$0.27	$0.13	$0.41	$(0.77)	$1.18	$0.40	$(0.17)	$1.70	$1.53

Average shares outstanding:
Basic	273.6	273.6	273.6	274.2	274.2	274.2	274.4	274.4	274.4	274.4	274.4	274.4	274.1	274.1	274.1
Diluted	274.0	274.0	274.0	274.7	274.7	274.7	274.4	274.4	274.4	274.4	274.4	274.4	274.1	274.1	274.1

(1) Charges are primarily related to restructuring, asset impairment, product lines exits, acquisitions and divestitures